                                                                   Exhibit 10.07

                         INTELLECTUAL PROPERTY AGREEMENT

           INTELLECTUAL PROPERTY AGREEMENT, dated as of April __, 1999, among THE GENERAL CHEMICAL GROUP INC., a Delaware corporation ("GCG"), GENERAL CHEMICAL INDUSTRIAL PRODUCTS INC., a Delaware corporation ("GCIP"), GENTEK INC., a Delaware corporation ("GenTek"), and GENERAL CHEMICAL CORPORATION, a Delaware corporation ("GCC").

                                    RECITALS

           A. The Board of Directors of GCG has resolved to separate GCG's performance products and manufacturing businesses from GCG's industrial chemicals business by (a) having the performance products and manufacturing businesses be owned by GenTek through GCC, and the industrial chemicals business be owned by GCG through GCIP, and (b) afterwards, distributing as a dividend to holders of stock of GCG all of the stock of GenTek. Following such separation and distribution, each of GCG and GenTek will be publicly-owned companies.

           B. The parties have entered into a Separation Agreement, dated as of April __, 1999 (as the same may be amended, supplemented or restated from time to time (the "Separation Agreement"), which sets forth the terms and conditions of such separation and distribution.

           C. In connection with such separation and distribution and as provided by the Separation Agreement, the parties desire to allocate among themselves various intellectual property rights and to provide for certain other matters regarding their intellectual property, all upon the terms and conditions set forth herein.

           NOW, THEREFORE, the parties hereby agree as follows:

           Section 1. Definitions. Terms used herein without definition shall have the meanings given to them in the Separation Agreement. The following terms, as used herein, have the following meanings:

           "General Chemical Mark" means the several U.S. and foreign trademarks incorporating the GENERAL CHEMICAL name, and the trade names, trademarks, service marks and designs associated therewith, in various countries throughout the world, and the registrations and applications for registration or renewal therefor, including those identified on Schedule A hereto, together with any and all common law rights pertaining thereto.

           "Industrial Chemicals Intellectual Property" means the following intellectual property, assets and rights owned, used or held for use (including by license) by GCG or any of its Subsidiaries primarily in connection with the Industrial Chemicals Business: (a) United States and foreign patents and patent applications (including docketed patent disclosures awaiting filing, reissues, revisions, supplementary protection certificates, divisions, continuations, continuations-in-part; re-examinations and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto, including the patents and patent applications identified on Schedule B; (b) trademarks, service marks, trade names, trade dress, logos, business and product names, and registrations and applications for registration or renewal thereof, including the trademarks and trademark registrations identified on Schedule C; (c) copyrights (including in software) and registrations thereof; (d) processes, designs, formulae, trade secrets, know-how, industrial models, confidential information, drawings, and product specifications; (e) mask works and other semiconductor chip rights, and applications, registrations and renewals thereof;
(f) intellectual property rights similar to any of the foregoing; and (g) copies and tangible embodiments thereof, in whatever form or medium, including electronic media; provided that the Industrial Chemicals Intellectual Property shall not include any of the Licensed Marks, the Licensed Patents or the Know-How licensed pursuant to Section 7.2.

           "Know-How" means technical information, processes, procedures, compositions, drawings, plans, specifications, techniques and other know-how. For avoidance of doubt, it is expressly stipulated that Know-How shall not include any patents, trademarks, or copyrights or any registration of or application for registration or renewal of any of the foregoing.

           "Licensed Marks" means (i) the General Chemical Mark, and (ii) the trademark registrations and applications identified on Schedule D hereto and the trade names, trademarks, service marks and designs associated therewith.

           "Licensed Patents" means the patents and applications identified on Schedule E hereto, together with any and all divisions, additions, continuations, continuations-in-part, extensions, renewals, re-examinations and reissues thereof.

           "Patent Improvements" means any and all modifications, variations, revisions or other improvements to the Licensed Patents, including patentable or unpatentable information, technology or improvements that may also be subject to coverage under copyright, trade secret, unfair competition or other legal principles.

           Section 2.  General Chemical Mark and Other Licensed Marks.

           2.1. Grant. (a) From and after the date hereof, upon the terms and subject to the conditions of this Agreement, GCC hereby grants, and GenTek shall cause other members of the GenTek Group (as applicable) to grant, to the members of the GCG Group a non-transferable and non-exclusive right and license to use, without right of sublicense, throughout the world:

                (i) the General Chemical Mark as part of the name or trade name of GCG, GCIP or any other member of the GCG Group; and

                (ii) each Licensed Mark (A) to conduct the Industrial Chemicals Business as and to the extent conducted as of the Spinoff Date and
           (B) to produce, sell, and otherwise distribute the Industrial Chemicals Products; and

                (iii) with the prior written consent of GenTek or GCC, which shall not be unreasonably withheld, each Licensed Mark to produce, sell, and otherwise distribute any other product or service, provided that neither GenTek nor GCC shall be required to give any such consent for any product or service that is produced, sold or distributed by any member of the GenTek Group at the time its consent is requested.

           (b) GCC shall not, and GenTek shall cause members of the GenTek Group not to, directly or indirectly, grant any license in, or the right to use, any Licensed Mark to any Person (other than members of the GenTek Group) that, directly or indirectly, (i) produces, sells or otherwise distributes any Industrial Chemicals Product or (ii) owns, engages in, conducts, manages, operates, controls, participates or has any interest in any Person that produces, sells or otherwise distributes any Industrial Chemicals Product.

           (c) Notwithstanding anything in this Agreement to the contrary, GCC retains the right to use, and to grant a license and the right to use to other members of the GenTek Group, the Licensed Marks in connection with the GenTek Business and any other business or operation; provided that GCC may not use, and shall not grant a right or license to use to other members of the GenTek Group, any Licensed Mark in connection with the production, sale or other distribution of any Industrial Chemicals Product, except (i) for the sale or other distribution of any Industrial Chemicals Product purchased by the GenTek Group pursuant to the Supply Agreements or (ii) if members of the GCG Group terminate the Supply Agreements for any reason other than a breach thereof by members of the GenTek Group, for the sale or other distribution of up to a total amount of 120,000 tons in any one year of Industrial Chemicals Products.

           2.2. Royalty. In consideration of the license granted in Section 2.1, GCG and GCIP shall, together, pay a one-time license fee of $50,000 to GCC within 30 days of the date of this Agreement.

           2.3. Restrictions on Use. Without the prior written consent of GenTek or GCC (which may be granted or withheld at their sole discretion), GCG and GCIP shall not, and shall cause the other members of the GCG Group not to, (i) change or modify any Licensed Mark, or create any design variation of any Licensed Mark, (ii) join any word, symbol, name, mark or logo with any Licensed Mark so as to form a composite trade name or mark, or (iii) use any other trademark or trade name that is confusingly similar to any Licensed Mark.

           2.4. Changes in Licensed Marks. Upon written notice to GCG and GCIP, GenTek or GCC may, from time to time in its sole discretion, elect to (i) discontinue any Licensed Mark and/or (ii) replace any Licensed Mark with or use any new or different trademark or service mark ("New Mark"). Upon such election, any such New Mark shall be designated a part of the Licensed Marks and as such shall be subject to the terms of this Agreement, and Schedule A and/or Schedule D, as the case may be, shall be deemed amended automatically to include such New Mark. All uses of the Licensed Marks by GCG Group shall faithfully reproduce the design and appearance of such Licensed Marks, as modified by GenTek or GCC from time to time in its discretion; provided that the GCG Group may continue to use the design and appearance of the Licensed Mark as existing prior to any such modification for up to 12 months following the modification thereof by GenTek or GCC.

           2.5. Quality Control. Members of the GCG Group shall use the Licensed Marks in accordance with such quality standards as may be established by GenTek Group and communicated to GCG or GCIP from time to time or as may be agreed to by GenTek or GCC, on the one hand, and GCG or GCIP, on the other hand; provided that the quality standards maintained by GCG and its Subsidiaries prior to the Spinoff shall at all times be acceptable to GenTek and GCC. Upon reasonable request by GenTek or GCC from time to time, GCG and GCIP shall provide to GenTek or GCC (as applicable) representative samples of its uses of the Licensed Marks or permit GenTek or GCC to inspect places of business of the GCG Group where the Licensed Marks are used. In the event GenTek or GCC notifies GCG or GCIP of the failure by a member of the GCG Group to maintain appropriate quality standards with respect to its uses of the Licensed Marks, GCG and GCIP shall use reasonably diligent efforts to cure the cause of such failure or, if unable to cure it, discontinue such uses of the Licensed Marks by members of the GCG Group.

           Section 3.  Licensed Patents.

           3.1. Grant. (a) From and after the date hereof, upon the terms and subject to the conditions of this Agreement, GCC hereby grants, and GenTek shall cause other members of the GenTek Group (as applicable) to grant, to members of the GCG Group a non-transferable and non-exclusive right and license to use, without right of sublicense, in, to and under the Licensed Patents, to make, have made, use and sell the Industrial Chemicals Products throughout the world.

           (b) GCC shall not, and GenTek shall cause members of the GenTek Group not to, directly or indirectly, grant any license in, or the right to use, any Licensed Patent to any Person (other than members of the GenTek Group) that, directly or indirectly, (i) produces, sells or otherwise distributes any Industrial Chemicals Product or (ii) owns, engages in, conducts, manages, operates, controls, participates or has any interest in any Person that produces, sells or otherwise distributes any Industrial Chemicals Product.

           3.2. Improvements to Licensed Patents. Members of the GenTek Group and the GCG Group shall keep members of the other Group regularly and fully informed about new designs, applications and other developments relating to Licensed Patents which become available to them and which they are not legally prevented from communicating to the other party, including any Patent Improvements. If members of the GCG Group, independently of the GenTek Group, develop any Patent Improvement, whether or not patented or patentable, members of the GenTek Group shall have a non-exclusive, worldwide, royalty-free right and license (without right of sublicense) to use such Patent Improvement. Any Patent Improvement developed by members of the GCG Group independently of the GenTek Group shall be the property of the GCG Group and, if patented, shall be prosecuted and maintained at GCG Group's expense and, except as otherwise provided in this Section 3.2, no member of the GenTek Group shall have any right, title or interest in, to or under such Patent Improvement.

           3.3 Royalty. In consideration of the license granted in Section 3.1, GCG and GCIP shall, together, pay a one-time license fee of $25,000 to GCC within 30 days of the date of this Agreement.

           Section 4.  Ownership and Maintenance.

           4.1. Ownership. (a) GCG and GCIP acknowledge and admit the validity of the Licensed Marks and Licensed Patents and agree that they will not, directly or indirectly, challenge the validity of any Licensed Mark or Licensed Patent, or any registrations thereof and/or applications therefor in any jurisdiction, or the right, title and interest of the owner(s) thereof therein and thereto. GCG and GCIP shall not, and shall cause the other members of the GCG Group not to, claim any interest in any Licensed Mark or Licensed Patent in any jurisdiction, other than the rights expressly granted hereunder. GCG and GCIP acknowledge that (i) the Licensed Marks and Licensed Patents are and will remain the exclusive property of the owner(s) thereof, and
(ii) all uses of the Licensed Marks and Licensed Patents shall inure solely to the benefit of the owner(s) thereof. GCG and GCIP shall not, and shall cause the other members of the GCG Group not to, do or suffer to be done, at any time, any act or thing that will in any way impair the rights of GCC or other members of the GenTek Group in and to any Licensed Mark or Licensed Patent. This Agreement shall not affect the rights of any members of the GenTek Group to enjoin or obtain relief against any acts by third parties of trademark infringement or unfair competition in any jurisdiction.

           (b) GCG and GCIP shall not, and shall cause the other members of the GCG Group not to, at any time, without the prior written consent of GenTek or GCC (which shall not be unreasonably withheld), acquire a registration or file and prosecute a trademark or patent application or applications to register any Licensed Mark or Licensed Patent, or any component, variation or derivation thereof, anywhere in the world. If a member of the GCG Group at any time, without the prior written consent of GenTek or GCC (which shall not be unreasonably withheld), files or causes to be filed, in its own name or otherwise on its behalf, an application to register or otherwise takes steps under applicable Law to obtain trademark protection of any Licensed Mark or Licensed Patent in any country, territory or jurisdiction, GCG and GCIP shall, at the direction of GCC or GenTek, either (i) assign and transfer to GCC or GenTek, without further consideration, all right, title and interest in or to such Licensed Mark or Licensed Patent in such country, territory or jurisdiction, or (ii) surrender and abandon such registration or application for registration.

           4.2. Maintenance; Registrations; Filings. (a) GCC shall, and GenTek shall cause other members of the GenTek Group to, use commercially reasonable efforts to maintain the Licensed Marks and Licensed Patents and all registrations thereof and/or applications therefor in all jurisdictions in which each is currently registered or an application therefor is pending. Members of the GCG Group shall execute all documents as are reasonably necessary or appropriate to aid in, and shall otherwise cooperate (at GenTek's or GCC's expense) with the efforts of GCC or other member(s) of the GenTek Group, as applicable to prepare, obtain, file, record and maintain all such registrations and applications.

           (b) GCG and GCIP acknowledge that no member of the GenTek Group shall have any further maintenance obligations as to the Licensed Marks or Licensed Patents or any registration thereof or application therefor upon giving written notice to GCG or GCIP that it does not intend to continue such maintenance. GenTek and GCC acknowledge that, upon GCG's or GCIP's receiving such notice, any member of the GCG

Group shall have the right, after receiving the written consent of GenTek or GCC (which shall not be unreasonably withheld), to continue such maintenance at such member's expense and in GenTek's or GCC's name (as applicable). In the event a member of the GCG Group elects to continue such maintenance, GenTek and GCC shall, to the extent reasonably necessary, execute all documents to aid in, and shall otherwise cooperate with, such GCG Group member's efforts to maintain registrations and/or prosecute applications for the Licensed Marks and Licensed Patents. Notwithstanding anything to the contrary contained herein, after giving such notice, no party hereto shall be liable to any other in any manner for its failure to maintain any Licensed Mark or Licensed Patent.

           Section 5.  Litigation Involving Licensed Marks and Patents.

           5.1. Claims Against the Parties. GCG and GCIP shall promptly notify GenTek or GCC upon any member of the GCG Group becoming aware of an actual or threatened claim, or the likelihood of a claim being asserted, against any member of the GenTek Group or of the GCG Group with respect to any Licensed Mark or Licensed Patent. Except as may be required by applicable Law, the GCG Group shall not communicate with any third party, respond to or otherwise take any action with respect to any such actual or potential claim without the prior written consent of GenTek or GCC (which consent shall not be unreasonably withheld). GenTek and GCC shall, in their sole discretion, determine what responses and other actions to take with respect to such claim, including (i) controlling any and all defense of such claim and (ii) authorizing any member of the GCG Group to respond to, defend or take action with respect to such claim.

           5.2. Infringements by Others. (a) Each of GCG and GCIP shall promptly notify GenTek and GCC upon any member of the GCG Group becoming aware of any infringement, imitation or other illegal or unauthorized use of any Licensed Mark or Licensed Patent by a party other than the parties hereto, and shall provide GenTek and GCC with all information known to GCG or GCIP (as applicable) regarding such infringement, imitation or other illegal or unauthorized use. GenTek or GCC may take such steps to stop such infringement, imitation or other illegal or unauthorized use as it deems necessary or appropriate in its sole discretion to protect such Licensed Mark or Licensed Patent. GenTek and GCC shall have the right, but not any obligation, to prosecute, at their expense, such infringement shall have full control over any such action, including the rights to select counsel (subject to Section 5.2(c)) to settle on any terms it deems advisable, to appeal any adverse decision rendered in any court, to discontinue any action taken by them, and otherwise to make any decision in respect thereto as it deems advisable in its discretion. At the request of GenTek or GCC, GCG and GCIP shall, and shall cause the other members of the GCG Group, to permit any action to be brought in its name if required by Law. In the event GenTek or GCC elects to bring suit, members of the GCG Group may thereafter join such suit at their own expense, it being understood that GenTek or GCC shall, at all times, have the right to control the prosecution of any such action.

           (b) If GenTek or GCC does not elect to take such steps as GCG or GCIP reasonably believes are necessary or appropriate to protect such Licensed Mark or Licensed Patent from infringement or other illegal or unauthorized use within 90 days of the date GenTek or GCC first received notice thereof, GCG or GCIP may, at its own expense and upon receiving the written consent of GenTek or GCC (which consent shall not be unreasonably withheld), take such steps to stop such infringement or other illegal or unauthorized use as it deems necessary or appropriate to protect the Licensed Mark or Licensed Patent.

           (c) With respect to any litigation or settlement involving any Licensed Mark or Licensed Patent, all amounts recovered by the GenTek Group or the GCG Group, or both, shall belong to the party or parties injured by the infringement in proportion to the expenses and damages incurred by such party or parties in prosecuting such action (other than expenses related to the voluntary participation in the litigation permitted by Section 5.2(a)), or as otherwise agreed by the parties. In reaching a settlement or compromise of any dispute or litigation (including appeals, negotiations and the right to effect a settle ment or compromise thereof) involving any Licensed Mark or Licensed Patent, neither any member of the GenTek Group, on the one hand, nor any member of the GCG Group, on the other hand, shall agree to any non-monetary relief which materially and adversely affects the business of the other Group without the prior written approval of the other.

           (d) Each party agrees to cooperate with the other party in litigation proceedings instituted hereunder at the expense of the party requesting such cooperation and, subject to Article V of the Separation Agreement, shall provide all information, authority and assistance as may be necessary.

           Section 6. Compliance with Law; Legends. GCG and GCIP shall, and shall cause the other members of the GCG Group to, use the Licensed Marks in compliance with applicable Law and use any trademark notice that GenTek or GCC deems advisable as it may instruct GCG or GCIP from time to time. GCG and GCIP shall, and shall cause the other members of the GCG Group to, use the Licensed Patents in compliance with applicable Law and mark all products made and sold under the Licensed Patents, or their containers, in accordance with any applicable patent marking Laws.

         Section 7.  Use of Know-How.

         7.1. By GenTek Group. (a) To the extent that the production, use, sale or other distribution of GenTek Products prior to the Spinoff requires the use or exploitation of any Know-How included as part of the Industrial Chemical Intellectual Property, each of GCG and GCIP hereby covenants that it will not, and will cause each other member of the GCG Group not to, assert any claims or rights, bring any suit, or institute any other action against any member of the GenTek Group in connection with the use or exploitation of such Know-How by members of the GenTek Group after the Spinoff, but only to the extent such use or exploitation is in compliance with applicable Law and is limited to the production, use, sale or distribution of GenTek Products.

         (b) In consideration of GCG's and GCIP's covenant in Section 7.1(a), GenTek and GCC shall together pay a one-time fee of $10,000 to GCG within 30 days of the date of this Agreement.

         7.2. By GCG Group. (a) To the extent that the production, use, sale or other distribution of Industrial Chemicals Products prior to the Spinoff requires the use or exploitation of any Know-How of any member of the GenTek Group, each of GenTek and GCC hereby covenants that it will not, and will cause each other member of the GenTek Group not to, assert any claims or rights, bring any suit, or institute any other action against any member of the GCG Group in connection with the use or exploitation of such Know-How by members of the GCG Group after the Spinoff, but only to the extent such use or exploitation is in compliance with applicable Law and is limited to the production, use, sale or distribution of Industrial Chemicals Products.

         (b) In consideration of GenTek's and GCC's covenant in Section 7.2(a), GCG and GCIP shall together pay a one-time fee of $10,000 to GenTek within 30 days of the date of this Agreement.

         Section 8. Transfer of Industrial Chemicals Intellectual Property. (a) GCC hereby sells, transfers, assigns and grants, to GCIP all of its right, title and interest in, to and under the Industrial Chemicals Intellectual Property that is owned, used or held for use (including by license) by GCC. From time to time at the reasonable request of GCG or GCIP, GenTek shall cause each member of the GenTek Group to transfer, assign and grant, for no consideration, all of its right, title and interest in, to and under the Industrial Chemicals Intellectual Property owned, used or held for use (including by license) by such member of the GenTek Group to any member of the GCG Group designated by GCG or GCIP.

         (b) GenTek and GCC shall execute and deliver such instruments, and take such actions, as members of the GCG Group may reasonably request in order to more effectively transfer to members of the GCG Group the Industrial Chemicals Intellectual Property being transferred by this Section 8.

         Section 9. Limitations on Licenses and Transfers. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to license, assign or otherwise transfer any intellectual property or other asset, in whole or in part, or any rights thereunder, if the agreement or attempt to license, assign or otherwise transfer, without the consent of a third party, would in any way adversely affect the rights of any member of the GenTek Group or GCG Group (whichever the transferor, assignor or licensor may be) with respect to such intellectual property or other asset. If an attempted license, assign or other transfer would be ineffective or would adversely affect the rights of any party hereto, the parties hereto will cooperate with each other to effect any arrangement designed reasonably to provide for the transferee, assignee or licensee thereof the benefits of any such intellectual property or other asset.

         Section 10. Termination of Licenses. (a) The licenses granted in Sections 2 and 3 of this Agreement may be terminated (i) at any time by the mutual written agreement of the parties hereto, or (ii) by either party (x) for a material breach by the licensee thereunder which has been unremedied for thirty days after written notice has been given to such breaching party, or (y) upon the insolvency of the licensee thereunder.

         (b) Upon termination of the licenses granted in Section 2 and/or
Section 3 of this Agreement, all rights in the Licensed Marks and/or Licensed Patents granted thereunder shall automatically revert to the licensor thereof, and the licensee shall have no further rights in, and shall immediately cease all use of, the Licensed Patents and/or Licensed Marks, as applicable. Any termination of any provision of this Agreement for any reason whatsoever shall not affect the obligations of the parties under Section 11, which shall survive such termination.

         Section 11. Indemnification. (a) GCG and GCIP shall, jointly and severally, indemnify, defend and hold harmless the GenTek Indemnitees from and against any and all Losses of the GenTek Indemnitees arising out of, by reason of or otherwise in connection with the use by members of the GCG Group of any Licensed Mark, any Licensed Patent, any Know-How referred to in Section 7.2 or any Industrial Chemicals Intellectual Property, at any time prior to or after the Spinoff Date.

         (b) GenTek and GCC shall, jointly and severally, indemnify and hold harmless the GCG Indemnitees from and against any and all Losses of the GCG Indemnitees arising out of, by reason of or otherwise in connection with the use by members of the GenTek

Group of any Know-How referred to in Section 7.1 at any time prior to or after the Spinoff Date.

         (c) All claims for indemnification under this Section 11 shall be in addition to indemnification rights of the parties pursuant to, and shall be made in accordance with, Article VII of the Separation Agreement.

         Section 12. Further Assurances. Each of the parties shall use all reasonable efforts to (i) execute and deliver such instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement, and (ii) take or cause to be taken all actions, and do or cause to be done all other things, necessary or desirable to carry out the intent and accomplish the purposes of this Agreement.

     Section 13. Notices. All notices, consents, requests, instructions, approvals and other communications provided for in, or in connection with, this Agreement shall be in writing and shall be deemed validly given upon personal delivery or one day after being sent by overnight courier service or by telecopy (so long as for notices or other communications sent by telecopy, the transmitting telecopy machine records electronic confirmation of the due transmission of the notice), at the following address or telecopy number, or at such other address or telecopy number as a party may designate to the other parties:

         If to GenTek or GCC, to:

              90 East Halsey Road
              Parsippany, NJ  07054
              Telecopy:  [973-          ]
              Attention: General Counsel

              with a copy to:

              Liberty Lane
              Hampton, New Hampshire  03842
              Telecopy:  [603-            ]
              Attention:  Corporate Secretary

         If to GCG or GCIP, to:

              90 East Halsey Road
              Parsippany, NJ  07054
              Telecopy:  [973-          ]
              Attention: General Counsel

              with a copy to:

              Liberty Lane
              Hampton, New Hampshire  03842
              Telecopy:  [603-            ]
              Attention:  Corporate Secretary

         Section 14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the United States with respect to trademark and patent issues, and in all other respects the State of New York, without regard to the conflicts of laws provisions thereof.

         Section 15. Choice of Forum. Each of the parties hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the State, City, and County of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, and hereby waives, and agrees not to assert, as a defense in any action, suit, or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit, or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a court. Each of the parties hereby consents to and grants any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 13 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

         Section 16. Amendments; Waivers, etc. (a) Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by an instrument in writing, signed by the party against which enforcement of such amendment, discharge, waiver or termination is sought.

         (b) No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 17. Assignment. (a) This Agreement shall not be assignable or otherwise transferable by a party without the prior consent of the other parties, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be void and of no effect; provided that any party hereto may assign all or any portion of its rights under this Agreement to (i) any other member of its Group, (ii) any lender to such party or any member of its Group as security for obligations to such lender in respect of the financing arrangements entered into by members of such party's Group in connection with the Spinoff, and any refinancings, extensions, refundings or renewals thereof, and (iii) to any purchaser or transferee of all or substantially all of the assets of such party that executes, and delivers to the other parties hereto, a written assumption of the obligations of such party under this Agreement; provided, further, that no assignment hereunder shall affect the Liabilities of any such assignor under this Agreement.

         (b) This Agreement shall be binding upon the respective successors and assigns of the parties hereto.

         Section 18. Third Party Beneficiaries. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

         Section 19. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

          Section 20. Section Headings. The article and section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          Section 21. Integration. This Agreement, including the Schedules hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement of the parties and supersede any and all prior agreements, arrangements and understandings relating to the subject matters hereof and thereof.

           Section 22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                       THE GENERAL CHEMICAL GROUP INC.



                                       By
                                          ______________________________________
                                          Name:
                                          Title:


                                       GENERAL CHEMICAL INDUSTRIAL
                                       PRODUCTS INC.



                                       By
                                          ______________________________________
                                          Name:
                                          Title:


                                       GENTEK INC.



                                       By
                                          ______________________________________
                                          Name:
                                          Title:


                                       GENERAL CHEMICAL CORPORATION



                                       By
                                          ______________________________________
                                          Name:
                                          Title: